UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2008

CSS Industries, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	1-2661	13-1920657
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1845 Walnut Street, Philadelphia, PA	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 569-9900

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 22, 2008, the Human Resources Committee of the Board of Directors of CSS Industries, Inc. (“CSS”) approved the following annual base salaries, effective retroactively to April 1, 2008, the beginning of CSS’ fiscal year ending March 31, 2009, for the following named executive officers included in CSS’ Proxy Statement dated June 19, 2007:

Annual
Executive Officer	Base
Name and Title	Salary
Christopher J. Munyan, President and Chief Executive Officer	$525,000
Jack Farber, Chairman	$400,000
Scott M. Shea, President of Berwick Offray LLC and Cleo Inc	$310,800
William G. Kiesling, Vice President – Legal and Human Resources	$300,500
Clifford E. Pietrafitta, Vice President – Finance, and Chief Financial Officer	$298,800

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSS Industries, Inc.
(Registrant)

By: /s/William G. Kiesling
William G. Kiesling
Vice President – Legal and Human
Resources and General Counsel

Date: April 23, 2008

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